Exhibit 10.11

Aramco Services Company	Tel: 713 432 4000
Contracting Division	Fax: 713 432 5409
PO Box 1454 77210-1454	www.aramcoservices.com
9009 West Loop South 77096
Houston, TX

May 3, 2004
CONTRACT NO. 6400711368/04
NOVINT Technologies, Inc.
Attn: Tom Anderson
8500 Menaul Blvd., Suite A210
Albuquerque, NM 87112
Gentlemen:
Attached are duplicate originals of the subject contract action, which have been signed by Aramco Services Company (ASC).
Please sign both originals, retain one for your files, and return one to the appropriate address below.

By mail:	By courier:

Aramco Services Company	Aramco Services Company
Contracting Unit MS-982	Contracting Unit MS-982
Attn: Ken Sargent	Attn: Ken Sargent
P.O. Box 1454	9009 West Loop South
Houston, Texas 77251-1454	Houston, Texas 77096-1799
USA	USA
If you have any questions regarding this contract, please call me at telephone no. 713/432-5545.

Sincerely,

/s/ Ken Sargent
Ken Sargent
Contract Representative
Attachment

CONTRACT NO. 6400711368/04
It is hereby agreed that Contract No. 6400711368/00 dated April 10, 2001, as amended, between ARAMCO SERVICES COMPANY (“ASC”) and NOVINT TECHNOLOGIES, INC. (“NOVINT” or “CONTRACTOR”), be further amended as follows.
1.	The period of performance is hereby extended for one additional year, to cover the period from January 2, 2004 to January 1, 2005.

2.	The following additional services (hereafter referred to as “Haptic Project 2004”) shall be performed by NOVINT.
2.1	Global Improvements:
2.1.1	Improve speed of loading at the beginning and also when loading a saved state. Investigate the extract / indexing features of ECL formats to accelerate the process.

2.1.2	Expand the number of volumes that can be loaded beyond 3 so that alarm states can be applied to loaded volumes even if these are not assigned to channels.

2.1.3	Harness the capability of 64-bit architectures to load very large datasets by running VNP-2 on a 64-bit PC.
2.2.	Graphics Improvements:
Extend the concept of events to act on the graphics display, such as making all saturations translucent except those that exceed a certain threshold.
2.3.	Sound Improvements:
2.3.1	Specify and load event file(s) when data is loaded so that it is fully integrated with the session.

2.3.2	Create interactive menu that lists all loaded events to enable/disable alarm conditions applied to the session. This menu shall be created at load-in, based on the event file(s) information.
2.4	Miscellaneous Functionality Improvements:
2.4.1	Post the layer number in the display (and total number of layers) and provide a “go to layer” menu option analogous to the “go to time step” function.

CONTRACT NO. 6400711368/04
2.4.2	Improve speed of loading at the beginning and also when loading a saved state. Update event handling syntax to 08Mar04 Saudi Aramco event syntax specifications.
3.	NOVINT shall be compensated for the services above in accordance with the following schedule. Upon completion of specific improvement(s) and acceptance by SAUDI ARAMCO, NOVINT shall present invoice(s) to ASC for the specific improvement(s). Upon receipt of invoice(s) from NOVINT and confirmation of acceptance of the work by SAUDI ARAMCO, ASC shall pay the invoice(s).

3.1	Global Improvements	$50,800.00

3.2	Graphics Improvements	$4,600.00

3.3	Sound Improvements	$10,300.00

3.4	Miscellaneous Functionality Improvement	$9,300.00
This amendment shall be retroactive and effective as of January 2, 2004.
Except as modified hereinabove, all other terms and conditions of Contract No. 6400711368/00, as amended, shall remain in full force and effect.

NOVINT TECHNOLOGIES, INC.	ARAMCO SERVICES COMPANY

By:	By:	/s/ Abdulaziz M. Al-Omran

Printed Name	Abdulaziz M. Al-Omran

Title:	Manager, Technical Services

Date:	Date: 5/3/04

ENDORSED FOR
SIGNATURE
[ILLEGIBLE] 4/29/04

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